ENDOWMENTS, INC. (SM) AND BOND PORTFOLIO FOR ENDOWMENTS, INC. (SM)

ENDOWMENTS, INC. SEEKS TO PROVIDE LONG-TERM GROWTH OF PRINCIPAL WITH INCOME AS A SECONDARY OBJECTIVE, PRIMARILY THROUGH INVESTMENTS IN STOCKS.

BOND PORTFOLIO FOR ENDOWMENTS, INC. SEEKS TO PROVIDE AS HIGH A LEVEL OF CURRENT INCOME AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL THROUGH INVESTMENTS IN FIXED-INCOME SECURITIES.

ANNUAL REPORT
For the Year Ended July 31, 1995

DEAR SHAREHOLDER:

   Fiscal 1995 was marked by rising stock prices and by a turnaround in the bond market. In this environment, both ENDI and BENDI recorded positive results.

ENDOWMENTS, INC. ("ENDI"):

   The 12-month period ended July 31 was a very rewarding one for ENDI. The value of your holdings increased 18.6%, assuming reinvestment of income dividends totaling 60.5 cents a share and a capital gain distribution of $1.35 a share. This total return was more than four percentage points above the fund's average annual compound growth rate over the past two decades.

   ENDI benefited during fiscal 1995 from solid showings by several of its larger investments, including its holdings in the pharmaceutical industry. Those holdings were built up a couple of years ago when the stocks were generally out of favor and attractively priced. Six of the fund's biggest gainers were drug companies, including American Home Products, our largest single investment, which rose 37.7%. Only two of our ten largest investments posted declines for the 12 months: Dun & Bradstreet (-2.8%), and Weingarten Realty Investors
(-5.0%).

   Nearly all of the gain for ENDI came in the final eight months of the fiscal year. From August through November, the fund's share value fluctuated moderately, and so did the market as a whole. After that, ENDI trailed the unmanaged Standard & Poor's 500 Composite Index by a substantial margin. For the year as a whole, the index was up 26.1%. There were two principal reasons for this unusually large differential:

   First, technology stocks, which account for more than 20% of the index, soared in price to very high levels in the latter part of the fiscal year. June and July saw a surge of speculative buying in those issues. ENDI owns a number of technology stocks, several of which have done very well -- IBM was the fund's strongest gainer in fiscal 1995, rising 76.3%. However, this is an area where many companies are currently enjoying high profit margins that we feel are probably unsustainable; therefore, it is not an area where our investments are heavily concentrated. Currently, technology stocks account for less than 10% of the fund's portfolio.

   Second, ENDI maintained a sizable buying reserve of cash and equivalent investments during the year. On July 31, that reserve amounted to about 20% of net assets. With valuations in the market at historically high levels, we feel that this approach is prudent and in our shareholders' best interests.

BOND PORTFOLIO FOR ENDOWMENTS, INC. ("BENDI"):

   BENDI also had a rewarding year in absolute terms, recording a total return of 8.0%.

   As with ENDI, nearly all of BENDI's fiscal 1995 gain came during the final two-thirds of the fiscal year, a period that saw a major shift in the bond market. Following the November 1994 election, investor confidence began to improve; interest rates turned down, and prices of fixed-income securities rose. The market continued rallying through the spring and well into the summer. All sectors participated, with high-yielding corporate bonds showing exceptional strength.

   In July, the Federal Reserve lowered the target interest level on federal funds by a quarter of one percent. This move signaled a shift in Fed policy, which for more than a year had been focused on raising rates in an effort to prevent an upsurge in inflation. The nation's central bank now appears to be taking the view that inflationary pressures have subsided.

   In the first half of fiscal '95, BENDI maintained a very cautious investment approach. A relatively large portion of its portfolio was made up of bonds maturing in the next few years. Because of this, BENDI's total return for fiscal 1995 trailed the average return of 9.3% for 111 corporate A-rated bond funds tracked by Lipper Analytical Services and a 10.1% total return recorded by the unmanaged Lehman Aggregate Bond Index. In the spring and early summer, the average maturity in the portfolio was lengthened; on July 31, it was about 7 1/2 years, compared with approximately 5 1/2 years on February 1.

   During the fiscal year, BENDI added considerably to its investments in corporate bonds. On July 31 they represented a little over half of the fund's portfolio -- 51.4% compared with 44.1% a year earlier. During these 12 months, the percentage of U.S. Treasury bonds in the portfolio declined by about the same amount.

   We believe BENDI is well positioned for the period ahead. An average maturity in the 7 1/2-year range gives the fund an opportunity to take advantage of further declines in interest rates, while not exposing shareholders to great risk if interest rates move upward.

   In our view, the outlook for rates and for the economy is very uncertain. Elements that bear close watching in the months ahead include the pace of inventory liquidation, the willingness of consumers to increase their spending, and the impact on public confidence of the debate in Washington over budget cuts involving major entitlement programs. Another factor that will be monitored closely is the pace of economic growth outside the U.S.

A REVIEW OF THE PAST TWO DECADES

   ENDI and BENDI have now completed 20 years under the stewardship of Capital Research and Management Company. This seems an appropriate time, therefore, to review briefly the purpose of the funds and the results that have been achieved thus far.

   ENDI and BENDI were formed to help Trustees, Directors and advisers of 501(c)(3) tax-exempt organizations fulfill their fiduciary responsibilities. These funds are designed to place experienced, full-time professional investment management within the reach of small as well as large nonprofit institutions. From the outset, expenses have been kept low and the funds' activities have been overseen by a Board of Directors made up primarily of designated representatives of shareholders.

   During the 20 years, ENDI and BENDI have pursued a value-oriented, research-driven approach to investing. Both funds have built solid records while fluctuating less than the comparable indexes and outdistancing inflation by a comfortable margin. ENDI's average annual compound growth rate for the 20 years was 14.3% including reinvestment, while the return for the S&P 500 was 14.1%. BENDI's average annual compound return for the period was 10.0%; this compares with an average return of 9.7% for 14 corporate A-rated bond funds in existence throughout the 20-year period, according to Lipper. During this time, inflation, as measured by the Consumer Price Index, increased at an average annual rate of 5.3%.

   The experience of these past two decades confirms our belief that ENDI and BENDI provide a valuable service, within the framework of a prudent investment strategy that limits our investors' risks. We believe this strategy will continue to serve the funds and their shareholders well in the years ahead.

   We look forward to reporting to you again in another six months.

Cordially,
Robert B. Egelston
Chairman of the Board

Thomas E. Terry
President
September 8, 1995

Here are the total returns and average annual compound returns with all distributions reinvested for periods ended June 30, 1995 (the most recent calendar quarter) -- For ENDI: 10 years: +224.44%, or +12.49% a year; 5 years:
+70.69%, or +11.29% a year; 12 months: +18.48%, and for BENDI: 10 years:
+159.72%, or +10.01% a year; 5 years: +58.61%, or +9.66% a year; 12 months:
+9.66%. BENDI's 30-day yield as of August 31, 1995, calculated in accordance with the Securities and Exchange Commission formula, was 5.68%.

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUNDS. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON.

[chart]
ENDOWMENTS, INC.
AVERAGE ANNUAL COMPOUND RETURNS/1/
(for periods ended July 31, 1995)
10 YEARS +12.94%
5 YEARS +12.29%
1 YEAR +18.57%
[end chart]

[chart]
BOND PORTFOLIO FOR ENDOWMENTS, INC.
AVERAGE ANNUAL COMPOUND RETURNS/1/
(for periods ended July 31, 1995)
10 YEARS +10.05%
5 YEARS +9.35%
1 YEAR +7.97%
[end chart]

/1/With dividends reinvested.
Sales charges do not apply to either fund.
Past results are not predictive of future results.
In 1986, the funds' Board of Directors adopted a nonfundamental policy prohibiting investements in securities of companies operating in South Africa and issues of the government of South Africa. The 1986 policy was rescinded in 1994. The comparative indexes do not have such a policy and are unmanaged.


ENDOWMENTS, INC.
INVESTMENT PORTFOLIO, JULY 31, 1995

                                                                                                    Percent

                                                                                                    of Net

INDUSTRY DIVERSIFICATION                                                                             Assets

---------------------------------------------------           ---------      -------------          ----------

Banking                                                                                             10.20%

Insurance                                                                                           9.53

Health & Personal Care                                                                              9.19

Utilities: Electric & Gas                                                                           6.93

Energy Sources                                                                                      5.12

Real Estate                                                                                         4.52

Transportation: Rail & Road                                                                         4.37

Merchandising                                                                                       3.47

Business & Public Services                                                                          2.91

Chemicals                                                                                           2.86

Forest Products & Paper                                                                             2.79

Telecommunications                                                                                  2.68

Beverages & Tobacco                                                                                 2.60

Data Processing & Reproduction                                                                      2.02

Financial Services                                                                                  1.95

Food & Household Products                                                                           1.84

Aerospace & Military Technology                                                                     1.18

Broadcasting & Publishing                                                                           1.16

Electrical & Electronics                                                                            1.04

Automobiles                                                                                         1.02

Metals: Nonferrous                                                                                  1.00

Multi-Industry                                                                                      1.00

                                                                                                    ----------

                                                                                                    79.38

Short-Term Securities                                                                               20.52

Excess of cash and receivables over payables                                                        .10

                                                                                                    ----------

Net Assets                                                                                          100.00%

                                                                                                    ==========



                                                                                                    Percent

                                                                                                    of Net

TEN LARGEST HOLDINGS                                                                                 Assets

---------------------------------------------------           ---------      -------------          ----------

American Home Products                                                                              3.48%

Ohio Casualty                                                                                       2.50

Comerica                                                                                            2.16

Texas Utilities                                                                                     2.13

Wal-Mart Stores                                                                                     2.11

Dun & Bradstreet                                                                                    2.08

International Business Machines                                                                     2.02

Weingarten Realty Investors                                                                         2.01

Philip Morris                                                                                       1.90

General Mills                                                                                       1.84

                                                                                                    ----------

                                                                                                    22.23%

                                                                                                    ==========





                                                                                                    Percent

                                                              Number         Market                 Of Net

COMMON STOCKS                                                 of shares         Value                Assets

---------------------------------------------------           ---------      -------------          ----------

ENERGY

Energy Sources-5.12%

Amoco Corp.                                                   8,600          $   578,350            1.02%

Atlantic Richfield Co.                                        5,000          576,250                1.01

Exxon Corp.                                                   10,000         725,000                1.28

Phillips Petroleum Co.                                        29,000         1,025,875              1.81

Utilities: Electric & Gas-6.93%

Carolina Power & Light Co.                                    20,000         607,500                1.07

Consolidated Edison Co. of New York, Inc.                     17,000         493,000                .87

Entergy Corp.                                                 25,000         593,750                1.05

Houston Industries Inc.                                       10,000         437,500                .77

Pacific Gas and Electric Co.                                  20,000         590,000                1.04

Texas Utilities Co.                                           35,658         1,207,915              2.13

                                                                             -------------          ----------

                                                                             6,835,140              12.05

                                                                             -------------          ----------

MATERIALS

Chemicals-2.86%

Armor All Products Corp.                                      28,000         472,500                .83

Dow Chemical Co.                                              8,000          593,000                1.05

Monsanto Co.                                                  6,000          558,750                .98

Forest Products & Paper-2.79%

Louisiana-Pacific Corp.                                       30,000         738,750                1.30

Union Camp Corp.                                              15,000         843,750                1.49

Metals: Nonferrous-1.00%

Aluminum Co. of America                                       10,000         568,750                1.00

                                                                             -------------          ----------

                                                                             3,775,500              6.65

                                                                             -------------          ----------

CAPITAL EQUIPMENT

Aerospace & Military Technology-1.18%

Boeing Co.                                                    10,000         670,000                1.18

Data Processing & Reproduction-2.02%

International Business Machines Corp.                         10,500         1,143,188              2.02

Electrical & Electronics-1.04%

General Electric Co.                                          10,000         590,000                1.04

                                                                             -------------          ----------

                                                                             2,403,188              4.24

                                                                             -------------          ----------

CONSUMER GOODS

Automobiles-1.02%

Ford Motor Co., Class A                                       20,000         577,500                1.02

Beverages & Tobacco-2.60%

American Brands, Inc.                                         10,000         398,750                .70

Philip Morris Companies Inc.                                  15,000         1,074,375              1.90

Food & Household Products-1.84%

General Mills, Inc.                                           20,000         1,045,000              1.84

Health & Personal Care-9.19%

American Home Products Corp.                                  25,000         1,975,000              3.48

Johnson & Johnson                                             10,000         717,500                1.26

Merck & Co., Inc.                                             20,000         1,032,500              1.82

Schering-Plough Corp.                                         14,000         651,000                1.15

Warner-Lambert Co.                                            10,000         840,000                1.48

                                                                             -------------          ----------

                                                                             8,311,625              14.65

                                                                             -------------          ----------



SERVICES

Broadcasting & Publishing-1.16%

Gannett Co., Inc.                                             12,000         657,000                1.16

Business & Public Services-2.91%

Dun & Bradstreet Corp.                                        21,000         1,181,250              2.08

WMX Technologies, Inc.                                        15,000         468,750                .83

Merchandising-3.47%

Melville Corp.                                                8,000          288,000                .51

Super Food Services, Inc.                                     40,000         480,000                .85

Wal-Mart Stores, Inc.                                         45,000         1,198,125              2.11

Telecommunications-2.68%

Ameritech Corp.                                               10,000         483,750                .85

AT&T Corp.                                                    10,000         527,500                .93

Sprint Corp.                                                  15,000         513,750                .90

Transportation: Rail & Road-4.37%

CSX Corp.                                                     10,000         838,750                1.48

TNT Freightways Corp.                                         45,000         990,000                1.74

Union Pacific Corp.                                           10,000         651,250                1.15

                                                                             -------------          ----------

                                                                             8,278,125              14.59

                                                                             -------------          ----------

FINANCE

Banking-10.20%

Bankers Trust New York Corp.                                  10,000         645,000                1.14

Central Fidelity Banks, Inc.                                  15,000         476,250                .84

Comerica Inc.                                                 35,000         1,225,000              2.16

First Hawaiian, Inc.                                          20,000         545,000                .96

Huntington Bancshares Inc.                                    28,800         612,002                1.08

J.P. Morgan & Co. Inc.                                        14,000         1,023,750              1.80

U.S. Bancorp                                                  18,000         470,250                .83

Washington Mutual Savings Bank                                33,150         791,456                1.39

Financial Services-1.95%

Beneficial Corp.                                              12,000         568,500                1.00

Student Loan Marketing Assn.                                  10,000         538,750                .95

Insurance-9.53%

Allstate Corp.                                                15,000         468,750                .83

AMBAC Inc.                                                    20,000         797,500                1.41

American General Corp.                                        27,000         982,125                1.73

Liberty Corp.                                                 25,000         709,375                1.25

Ohio Casualty Corp.                                           44,000         1,419,000              2.50

Paul Revere Corp.                                             30,000         562,500                .99

Trenwick Group Inc.                                           10,000         465,000                .82

Real Estate-4.52%

Security Capital Pacific Trust

 (formerly Property Trust of America)                         30,000         543,750                .96

Weingarten Realty Investors                                   32,000         1,140,000              2.01

Western Investment Real Estate Trust                          75,000         881,250                1.55

                                                                             -------------          ----------

                                                                             14,865,208             26.20

                                                                             -------------          ----------



MULTI-INDUSTRY

Multi-Industry-1.00%

Minnesota Mining and Manufacturing Co.                        10,000         566,250                1.00

                                                                             -------------          ----------

TOTAL COMMON STOCKS (cost: $35,674,988)                                      45,035,036             79.38

                                                                             -------------          ----------





                                                              Principal

                                                              Amount

SHORT-TERM SECURITIES                                         (000)



Corporate Short-Term Notes-18.76%

Abbott Laboratories 5.72% due 8/24/95                         $1,000         996,187                1.76

Associates Corp. of North America 5.86% due 8/1/95            1,120          1,119,818              1.97

Coca-Cola Co. 5.70% due 8/18/95                               1,600          1,595,440              2.81

John Deere Capital Corp. 5.72% due 8/8/95                     1,350          1,348,284              2.38

Emerson Electric Co. 5.69% due 9/7/95                         1,600          1,590,390              2.80

H.J. Heinz Co. 5.72% due 8/16/95                              1,300          1,296,695              2.29

PepsiCo, Inc. 5.91%-5.93% due 8/10-8/11/95                    1,500          1,497,370              2.64

Wal-Mart Stores, Inc. 5.70% due 8/2/95                        1,200          1,199,620              2.11

                                                                             ------------           ----------

                                                                             10,643,804             18.76

                                                                             ------------           ----------

FEDERAL AGENCY DISCOUNT NOTES-1.76%

Federal National Mortgage Assn. 5.87% due 8/8/95              1,000          998,695                1.76

                                                                             ------------           ----------

TOTAL SHORT-TERM SECURITIES (cost: $11,642,500)                              11,642,499             20.52

                                                                             ------------           ----------

TOTAL INVESTMENT SECURITIES (cost: $47,317,488)                              56,677,535             99.90

Excess of cash and receivables over payables                                 57,610                 .10

                                                                             -------------          ----------

NET ASSETS                                                                   $56,735,145            100.00%

                                                                             =============          ==========


See Notes to Financial Statements
Common Stocks added to the portfolio
since January 31, 1995
--------------------------------------
AT&T
CSX
Central Fidelity Banks
Ford Motor
Louisiana-Pacific
Wal-Mart Stores
Common Stocks eliminated from the portfolio
since January 31, 1995
--------------------------------------
Allegheny Power System
American Express
AmSouth Bancorporation
Central and South West
Delta Air Lines
Deluxe
First Union
Honeywell
James River Corp. of Virginia
Xerox


ENDOWMENTS, INC.
FINANCIAL STATEMENTS





Statement of Assets and Liabilities

at July 31, 1995

----------------------------------------                 ------------             ------------

Assets:

Investment securities at market

 (COST: $47,317,488)                                                              $56,677,535

Cash                                                                              53,507

Receivables for--

 Sales of investments                                    $84,218

 Dividends and accrued interest                          54,271                   138,489

                                                         ------------             ------------

                                                                                  56,869,531

Liabilities:

Payables for--

 Repurchased of fund's shares                            110,000

 Management services                                     23,918

 Accrued expenses                                        468                      134,386

                                                         ------------             ------------



NET ASSETS AT JULY 31, 1995--

 EQUIVALENT TO $18.06 PER SHARE ON

 3,142,057 SHARES OF $1 PAR VALUE

CAPITAL STOCK OUTSTANDING (AUTHORIZED

CAPITAL STOCK -- 10,000,000 SHARES)                                               $56,735,145

                                                                                  =============



Statement of Operations

FOR THE YEAR ENDED JULY 31, 1995

                                                         ------------             ------------

Investment Income:

Income:

 Dividends                                               $  1,797,707

 Interest                                                627,464                  $2,425,171

Expenses:                                                ------------

 Management services fee                                 273,381

 Custodian fee                                           2,715

 Registration statement and prospectus                   23,974

 Auditing fees                                           29,700

 Legal fees                                              5,642

 Taxes other than federal income tax                     38,982

 Other expenses                                          23,844                   398,238

                                                         ------------             ------------

Net investment income                                                             2,026,933

                                                                                  ------------

REALIZED GAIN AND UNREALIZED

 APPRECIATION ON INVESTMENTS:

NET REALIZED GAIN                                                                 2,706,488

Net increase in unrealized

 appreciation on investments:

 Beginning of year                                       4,636,464

 End of year                                             9,360,047

  Net unrealized appreciation on                         ------------

    investments                                                                   4,723,583

                                                                                  ------------

 NET REALIZED GAIN AND UNREALIZED

  appreciation on investments                                                     7,430,071

                                                                                  ------------

NET INCREASE IN NET ASSETS RESULTING

 from Operations                                                                  $9,457,004

                                                                                  ============







Statement of Changes in Net

 Assets

----------------------------------------                 -------------            -------------



                                                              Year ended          July 31

                                                         1995                     1994

Operations:                                              -------------            -------------

Net investment income                                    $   2,026,933            $  2,298,858

NET REALIZED GAIN ON INVESTMENTS                         2,706,488                4,620,262

NET UNREALIZED APPRECIATION

(depreciation) on investments                            4,723,583                (5,114,351)

 NET INCREASE IN NET ASSETS RESULTING                    -------------            -------------

  from operations                                        9,457,004                1,804,769

                                                         -------------            -------------

Dividends and Distributions Paid to

 Shareholders:

Dividends from net investment income                     (1,942,631)              (2,366,161)

Distributions from net realized

 gain on investments                                     (4,141,493)              (4,366,435)

                                                         -------------            -------------

 Total dividends and distributions                       (6,084,124)              (6,732,596)

                                                         -------------            -------------

Capital Share Transactions:

Proceeds from shares sold:

 317,243 AND 529,049

 shares, respectively                                    5,302,616                9,373,981

Proceeds from shares issued in

 reinvestment of net investment income

 dividends and distributions of net

 realized gain on investments:

 362,222 and 340,985 shares,

 respectively                                            5,645,016                5,905,920

Cost of shares repurchased:

 618,230 and 1,670,177

 shares, respectively                                    (10,507,091)             (28,940,446)

                                                         -------------            -------------

 NET INCREASE (DECREASE) IN NET ASSETS
RESULTING

  from capital share transactions                        440,541                  (13,660,545)

                                                         -------------            -------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                  3,813,421                (18,588,372)



Net Assets:

Beginning of year                                        52,921,724               71,510,096

                                                         -------------            -------------

End of year (including undistributed

 NET INVESTMENT INCOME:  $261,394 AND

 $177,092, RESPECTIVELY)                                 $56,735,145              $ 52,921,724

                                                         =============            =============






See Notes to Financial Statements


ENDOWMENTS, INC.
NOTES TO FINANCIAL STATEMENTS

1. Endowments, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

     Common stocks are stated at market value based upon closing sales prices reported on recognized securities exchanges on the last business day of the year or, for listed securities having no sales reported, upon last-reported bid prices on that date. Securities traded in the over-the-counter market are valued at the last available sale price prior to the time of valuation or, lacking any sales, at the last reported bid price. Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee of the Board of Directors.

     As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts on securities purchased are amortized over the life of the respective securities. The fund does not amortize premiums on securities purchased. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

     Shares of the fund may be owned only by organizations exempt from federal income taxation under Section 501(c)(3) of the Internal Revenue Code. The fund itself is exempt from taxation under Section 501(c)(2) of the Internal Revenue Code.

     Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $2,715 includes $1,737 that was paid by these credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

     As of July 31, 1995, net unrealized appreciation on investments for book and federal income tax purposes aggregated $9,360,047, of which $10,056,079 related to appreciated securities and $696,032 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended July 31, 1995. The cost of portfolio securities for book and federal income tax purposes was $47,317,488 at July 31, 1995.

3. The fee of $273,381 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.50% of the first $150 million of average net assets and 0.40% of such assets in excess of $150 million. The Investment Advisory and Service Agreement provides for a fee reduction to the extent the fund's annual ordinary operating expenses exceed 1.50% of the first $30 million of the average net assets of the fund and 1.00% of the average net assets in excess thereof. Expenses which are not subject to this limitation are interest, taxes, and extraordinary expenses. As of July 31, 1995, no such fee reduction was required.

  No fees were paid by the fund to its officers and Directors.

4. As of July 31, 1995, accumulated undistributed net realized gain on investments was $2,133,768 and additional paid-in capital was $41,837,879.

  The fund made purchases and sales of investment securities, excluding short-term securities, of $10,445,633 and $16,423,506, respectively, during the year ended July 31, 1995.
ENDOWMENTS, INC.





PER-SHARE DATA AND RATIOS

------------------------------                             --------           --------           --------



                                                                              Year               ended

                                                           --------           --------           --------

                                                           1995               1994               1993

                                                           --------           --------           --------

Net Asset Value, Beginning

 of Year                                                   $17.18             $18.43             $18.26

                                                           --------           --------           --------



Income from Investment

 Operations:

  Net investment income                                    .63                .65                .66

  Net realized and unrealized

   gain (loss) on investments                              2.21               (.16)              1.05

   Total income from investment                            --------           --------           --------

    operations                                             2.84               .49                1.71

                                                           --------           --------           --------

Less Distributions:

 Dividends from net investment

  income                                                   (.61)              (.66)              (.69)

 Distributions from net realized

  gains                                                    (1.35)             (1.08)             (.85)

                                                           --------           --------           --------

   Total distributions                                     (1.96)             (1.74)             (1.54)

                                                           --------           --------           --------

Net Asset Value, End of Year                               $18.06             $17.18             $18.43

                                                           ========           ========           ========

Total Return                                               18.57%             2.77%              10.05%



Ratios/Supplemental Data:

 Net assets, end of year (in

  millions)                                                $57                $53                $72

 Ratio of expenses to average

  net assets                                               .73%               .73%               .64%

 Ratio of net income to

  average net assets                                       3.70%              3.78%              3.72%

 Portfolio turnover rate                                   24.04%             25.58%             29.70%


---------------
ENDOWMENTS, INC.
INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of Endowments, Inc.:

    We have audited the accompanying statement of assets and liabilities of Endowments, Inc. (the "fund"), including the schedule of portfolio investments, as of July 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other procedures.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of Endowments, Inc. as of July 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Los Angeles, California
August 23, 1995

                            ENDOWMENTS, INC.
                   BOND PORTFOLIO FOR ENDOWMENTS, INC.

BOARD OF DIRECTORS

ROBERT B. EGELSTON, Los Angeles, California
Chairman of the Board and Chief Executive Officer of the funds
Former Chairman of the Board,
The Capital Group Companies, Inc.

FRANK L. ELLSWORTH, PH.D., Los Angeles, California
President, Independent Colleges of Southern California
STEVEN D. LAVINE, PH.D., Los Angeles, California
President, California Institute of the Arts

PATRICIA A. MCBRIDE, Dallas, Texas
Chief Financial Officer, Kevin L. McBride, D.D.S., Inc.

JOHN R. METCALF, San Francisco, California
Private investor; former Vice President,
Alexander & Alexander, Inc.

CHARLES R. REDMOND, Los Angeles, California
Chairman, Pfaffinger Foundation; President and
Chief Executive Officer, Times Mirror Foundation;
former Executive Vice President and Member of the Management Committee, The Times Mirror Company

THOMAS E. TERRY, Los Angeles, California
President of the funds
Consultant; former Vice President and Secretary,
Capital Research and Management Company

ROBERT C. ZIEBARTH, Dover, Massachusetts
Management Consultant, Ziebarth Company

OTHER OFFICERS

ABNER D. GOLDSTINE, Los Angeles, California
Senior Vice President of the funds
Senior Vice President and Director,
Capital Research and Management Company

GEORGE A. MILLER, San Francisco, California
Senior Vice President of the funds
Senior Vice President and Director,
Capital Research and Management Company

ROBERT G. O'DONNELL, San Francisco, California
Senior Vice President of the funds
Senior Vice President and Director,
Capital Research and Management Company

STEVEN N. KEARSLEY, Los Angeles, California
Vice President and Treasurer of the funds
Vice President and Treasurer,
Capital Research and Management Company

LOUISE M. PESCETTA, San Francisco, California
Assistant Vice President and Assistant Secretary of the funds
Assistant Vice President --
Fund Business Management Group,
Capital Research and Management Company

PATRICK F. QUAN, San Francisco, California
Secretary of the funds
Vice President -- Fund Business Management Group,
Capital Research and Management Company

MARY C. CREMIN, Los Angeles, California
Assistant Treasurer of the funds
Senior Vice President -- Fund Business Management Group,
Capital Research and Management Company

ROBERT P. SIMMER, Los Angeles, California
Assistant Treasurer of the funds
Vice President -- Fund Business Management Group,
Capital Research and Management Company

OFFICE OF THE FUNDS
Four Embarcadero Center, Suite 1800
P.O. Box 7650
San Francisco, California 94120-7650

INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071-1443

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
Four Embarcadero Center, Suite 1800

P.O. Box 7650
San Francisco, California 94120-7650

135 South State College Boulevard
Brea, California 92621-5804

CUSTODIAN OF ASSETS
The Chase Manhattan Bank, N.A.
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
Morrison & Foerster
345 California Street
San Francisco, California 94104-2675

INDEPENDENT AUDITORS
Deloitte & Touche LLP
1000 Wilshire Boulevard
Los Angeles, California 90017-2472

This report is for the information of shareholders of Endowments, Inc. and Bond Portfolio for Endowments, Inc., but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the funds.

(c) 1995 Endowments, Inc.
Printed in USA  DT/WS/2730
(c) 1995 Bond Portfolio for Endowments, Inc.
Lit. No. ENDI-BENDI-011-0995 (NLS)